UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On July 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: July 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                           Statement to Certificate Holders
                                  July 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        118,000,000.00     99,638,175.44    6,874,271.51    142,427.24   7,016,698.75        0.00        0.00       92,763,903.93
A2         88,000,000.00     70,883,044.89    6,408,219.20     90,946.88   6,499,166.08        0.00        0.00       64,474,825.69
A3         22,000,000.00     22,000,000.00            0.00     34,100.00      34,100.00        0.00        0.00       22,000,000.00
AR                100.00              0.00            0.00          0.00           0.00        0.00        0.00                0.00
M1         31,500,000.00     31,500,000.00            0.00     52,893.75      52,893.75        0.00        0.00       31,500,000.00
M2         22,500,000.00     22,500,000.00            0.00     52,312.50      52,312.50        0.00        0.00       22,500,000.00
B          18,000,000.00     18,000,000.00            0.00     51,150.00      51,150.00        0.00        0.00       18,000,000.00
P                 100.00            100.00            0.00    202,428.15     202,428.15        0.00        0.00              100.00
X2                  0.00              0.00            0.00          0.00           0.00        0.00        0.00                0.00
TOTALS    300,000,200.00    264,521,320.33   13,282,490.71    626,258.52  13,908,749.23        0.00        0.00      251,238,829.62

AIO       114,000,000.00     96,260,610.17            0.00    136,369.20     136,369.20        0.00        0.00       89,619,364.82
X1        300,000,000.00    269,171,533.76            0.00          0.00           0.00        0.00        0.00      257,406,012.76
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541Q5S7     844.39131729   58.25653822        1.20701051       59.46354873          786.13477907   A1       1.660000 %
A2       22541Q6B3     805.48914648   72.82067273        1.03348727       73.85416000          732.66847375   A2       1.490000 %
A3       22541Q6C1   1,000.00000000    0.00000000        1.55000000        1.55000000        1,000.00000000   A3       1.800000 %
AR       22541Q5U2       0.00000000    0.00000000        0.00000000        0.00000000            0.00000000   AR       9.483327 %
M1       22541Q5V0   1,000.00000000    0.00000000        1.67916667        1.67916667        1,000.00000000   M1       1.950000 %
M2       22541Q5W8   1,000.00000000    0.00000000        2.32500000        2.32500000        1,000.00000000   M2       2.700000 %
B        22541Q5X6   1,000.00000000    0.00000000        2.84166667        2.84166667        1,000.00000000   B        3.300000 %
P        22541Q5Y4   1,000.00000000    0.00000000              ####              ####        1,000.00000000   P        9.483327 %
TOTALS                 881.73714661   44.27493952        2.08752701       46.36246653          837.46220709

AIO      22541Q5T5     844.39131728    0.00000000        1.19622105        1.19622105          786.13477912   AIO      1.700000 %
X1       22541Q5Z1     897.23844587    0.00000000        0.00000000        0.00000000          858.02004253   X1       0.000000 %
-------------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                      Email: taoheed.agbabiaka@jpmorgan.com

Sec. 4.06(a)(i)             Principal Remittance Amount                                                             11,712,694.47

                            Scheduled Principal Payments                                                               280,233.85

                            Principal Prepayments                                                                   10,980,850.57

                            Curtailments                                                                               137,282.37

                            Curtailment Interest Adjustments                                                               194.73

                            Repurchase Principal                                                                       314,149.07

                            Substitution Amounts                                                                             0.00

                            Net Liquidation Proceeds                                                                         0.00

                            End of Pre-Funding Period Transfer                                                               0.00

                            Other Principal Adjustments                                                                    -16.12

                            Gross Interest                                                                           2,253,350.95

                            Recoveries from Prior Loss Determinations                                                        0.00

                            Reimbursements of Non-Recoverable Advances Previously Made                                   4,651.10

                            Recovery of Reimbursements Previously Deemed Non-Recoverable                                     0.00

Prepayment Penalties        Number of Loans with Respect to which Prepayment Penalties were Collected                          94

                            Balance of Loans with Respect to which Prepayment Penalties were Collected               4,767,836.59

                            Amount of Prepayment Penalties Collected                                                   202,427.36

Sec. 4.06(a)(iv)            Beginning Number of Loans Outstanding                                                           6,323

                            Beginning Aggregate Loan Balance                                                       269,171,533.76

                            Ending Number of Loans Outstanding                                                              6,094

                            Ending Aggregate Loan Balance                                                          257,406,012.76

Sec. 4.06(a)(v)             Servicing Fees (Including Credit Risk Manager Fees)                                        116,460.16

                            Trustee Fees                                                                                 2,243.10

Sec. 4.06(a)(vii)           Current Advances                                                                                  N/A

                            Aggregate Advances                                                                                N/A

Section 4.06(a)(viii)       Delinquent Mortgage Loans
                                                   Group 1
                                                                                            Principal
                                                  Category              Number               Balance                Percentage
                                                  1 Month                        47            2,099,763.26                   0.82 %
                                                  2 Month                        30            1,394,342.07                   0.54 %
                                                  3 Month                        31            1,507,224.43                   0.59 %
                                                   Total                        108            5,001,329.76                   1.95 %
                            * Delinquent Bankruptcies are included in the table above.

                            Bankruptcies
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                            22              576,403.83                 0.22 %
                                                  * Only Current Bankruptcies are reflected in the table above.

                            Foreclosures
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00                 0.00 %

Section 4.06(a)(xi)         REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00                 0.00 %

Section 4.06(a)(xii)        Current Realized Losses                                                                       52,826.53

                            Cumulative Realized Losses - Reduced by Recoveries                                           335,583.28

Sec. 4.06 (a)(xiv)          Amount on Deposit in Pre-Funding Account                                                           0.00

Sec. 4.06 (a)(xiv)          Capitalized Interest Requirement                                                                   0.00

Sec. 4.06 (a)(xiv)          Weighted Average Net Mortgage Rate                                                            9.49122 %

Sec. 4.06 (a)(xiv)          Net Excess Spread                                                                             1.01031 %

Trigger Event               Trigger Event Occurrence (Effective December 2006)                                                   NO
                            (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                            Rolling 3 Month Delinquency Rate                                                              0.88026 %
                            Sr. Enhancement Percentage x 16%                                                              5.46611 %
                                                  OR
                            (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                            Cumulative Loss % of Original Aggregate Collateral Balance                                       0.00 %
                            Cumulative Loss Limit                                                                            8.00 %

O/C Reporting               Targeted Overcollateralization Amount                                                     17,250,011.50
                            Ending Overcollateralization Amount                                                        6,167,183.14
                            Ending Overcollateralization Deficiency                                                   11,082,828.36
                            Overcollateralization Release Amount                                                               0.00
                            Monthly Excess Interest                                                                    1,569,796.24
                            Payment to Class X-1                                                                               0.00
